                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


      I, the undersigned Director and/or Officer of Rockwell Collins, Inc., a Delaware corporation (the "Company"), hereby constitute GARY R. CHADICK, LAWRENCE A. ERICKSON, PATRICK E. ALLEN and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and any amendments thereto.

        Signature                       Title                        Date
        ---------                       -----                        ----
   /s/ CLAYTON M. Jones      President and Chief Executive     November 19, 2001
-------------------------    Officer (principal executive
     Clayton M. Jones           officer) and Director


   /s/ DONALD R. Beall         Non-Executive Chairman of       November 22, 2001
-------------------------        the Board of Directors
    Donald R. Beall


  /s/ ANTHONY J. CARBONE               Director                November 20, 2001
-------------------------
    Anthony J. Carbone


  /s/ MICHAEL P.C. CARNS               Director                November 17, 2001
-------------------------
   Michael P.C. Carns


  /s/ RICHARD J. Ferris                Director                November 20, 2001
-------------------------
    Richard J. Ferris


 /s/ JOSEPH F. TOOT, JR.               Director                November 26, 2001
-------------------------
  Joseph F. Toot, Jr.

                                POWER OF ATTORNEY


      I, the undersigned Officer of Rockwell Collins, Inc., a Delaware corporation (the "Company"), hereby constitute GARY R. CHADICK, LAWRENCE A. ERICKSON, PATRICK E. ALLEN and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and any amendments thereto.


        Signature                       Title                        Date
        ---------                       -----                        ----
 /s/ LAWRENCE A. ERICKSON      Senior Vice President and       November 20, 2001
--------------------------      Chief Financial Officer
   Lawrence A. Erickson      (principal financial officer)


   /s/ PATRICK E. Allen        Vice President Finance and      November 20, 2001
--------------------------        Treasurer (principal
     Patrick E. Allen              accounting officer)